The Variable Annuity Life Insurance Company
Portfolio Director® Freedom Advisor
Summary Prospectus for New Investors
May 1, 2026
This summary prospectus summarizes key features of the Portfolio Director® Freedom Advisor individual fixed and variable deferred annuity contracts issued by The Variable Annuity Life Insurance Company.
Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. You can also obtain this information at no cost by calling us at 1-800-448-2542, or by writing to our Annuity Service Center (VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105).
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The Contract is intended to be used where you have engaged an investment adviser to provide investment advice regarding the periodic allocation of investments within the Contract. The investment adviser will charge a fee for such services, and any fee is in addition to the Contract’s fees and expenses.
The contract is a complex investment and involves risks that may cause the value of the Contract Owner’s investment to fluctuate including potential loss of principal. When the Contract is surrendered, the value may be higher or lower than the Purchase Payments. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, tax, and tax penalties, as applicable. Any amounts or obligations that we may pay are subject to our financial strength, claims-paying ability, and our long-term ability to make such payments.
The Contract is available as an individual retirement account (IRA) or as a non-qualified contract.
Investment adviser fees deducted from the Contract may reduce the death benefit and annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The owner of a Contract may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Special Terms Used in this Summary Prospectus

Account Value	The total sum of your Fixed Account Option(s) and/or Variable Investment Option(s) that have not yet been applied to your annuity payments.

Advisory Program
The investment advice service provided by your Investment Adviser. Guided Portfolio AdvantageSM is the financial advice service offered by our affiliate, VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary (“VFA”). A separate investment advisory fee and agreement are required for this service.

Beneficiary	The individual designated to receive the death benefit or Payout Payments upon the death of the annuitant.

Business Day
Any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday, from 9:30 a.m. to 4:00 p.m. Eastern Time. On U.S. holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Contract	The individual fixed and variable deferred annuity contract summarized in this summary prospectus and described in more detail in the prospectus.

Contract Owner	The individual or entity to whom the Contract is issued.

Fixed Account Option	An account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC’s general account.

Fixed Account Plus	A type of Fixed Account Option under the Contract.

Investment Adviser
The investment adviser that you have engaged to provide services as part of the Advisory Program. We only support Advisory Programs that are offered through VFA. There are advisory fees associated with an Advisory Program. Those fees are separate from the Contract’s fees and charges.

VALIC is not an investment adviser to any Advisory Program and does not provide any advice under an Advisory Program.

Market Close	The close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, on each day the NYSE is open for business.

Net Purchase Payments	The total sum of Purchase Payments minus withdrawals and charges.

Payout Payments	Annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period	The time when you begin to withdraw your money in Payout Payments.

Platform Charge	A fee we charge in order to make certain underlying Funds available as an investment option under the Contract.

Portfolio Company
The investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A. Also referred to as Mutual Fund or Fund.

Purchase Payment	An amount of money you pay to VALIC to receive the benefits of a Contract.

Short-Term Fixed Account	A type of Fixed Account Option under the Contract.

VALIC (we, us, our)	The Variable Annuity Life Insurance Company.

Variable Investment Option (or Division)	Any variable investment option under the Contract. Each Variable Investment Option invests in the shares of a single Portfolio Company.

Key Information

Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Location in Prospectus
Are There Charges for Early Withdrawals?	No. There are no surrender or withdrawal charges under the Contract.			Fee Table
Are There Transaction Charges?	Yes. There may be taxes on Purchase Payments.			Fee Table Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any advisory fees paid to an Investment Adviser from the
Contract or other Contract owner assets. If such charges were reflected, the fees and expenses would be higher.
Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.60%	0.60%
	Portfolio Company fees and expenses[2]	0.21%	1.08%
1 As a percentage of average daily net asset value allocated to a Variable
Investment Option.
2 As a percentage of Portfolio Company net assets, plus any applicable amounts deemed to be Platform Charges. Currently, there are no amounts deemed to be Platform Charges.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: $827	Highest Annual Cost: $1,708
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract Classes and Portfolio
Company fees and expenses
•No optional benefits
•No sales charge or advisory fees
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract Classes and Portfolio
Company fees and expenses
•No optional benefits
•No sales charge or advisory fees
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
•No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•The benefits of tax deferral and long-term income mean the Contract is generally more beneficial to investors with a long investment time horizon.

What Are the Risks Associated with Investment Options?
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Contract.
•Each Variable Investment Option and each Fixed Account Option has its own unique risks.
•You should review the Variable Investment Options and Fixed Account
Options before making an investment decision.

What Are the Risks to the Insurance Company?
An investment in the Contract is subject to the risks related to us, VALIC. Any obligations (including under any Fixed Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of VALIC. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling 1-800-448-2542 or visiting
www.corebridgefinancial.com/rs.

RESTRICTIONS
Are There Restrictions on the Investment Options?
•Yes. There are restrictions that may limit the Variable Investment Options and Fixed Account Options that you may choose as well as limitations on the transfer of the contract value among the Variable Investment Options and Fixed Account Options. While the Advisory Program is in place, you are personally prohibited from making transfers among Investment
Options in the Contract. During such period, transfer instructions may only be provided by the Investment Adviser. If you terminate the Advisory
Program, you may make transfers among Investment Options subject to certain restrictions.
•Transfers between the Investment Options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Options are subject to special restrictions.
•We reserve the right to remove or substitute Portfolio Companies as
Investment Options and also reserve the right to stop accepting Purchase
Payments.
Variable Investment Options and Fixed Account Options Transfers Between Investment Options
Are There Any Restrictions on Contract Benefits?
•Yes. While the Advisory Program is in place, you are prohibited from making transfers among the Investment Options in the Contract. During such period, transfer instructions may only be provided by the Investment
Adviser.
Advisory Program

	TAXES	Location in Prospectus
What Are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract as an individual retirement account, there is no additional tax benefit under the Contract.
•Withdrawals, including withdrawals to pay your Investment Adviser’s fees, may be subject to ordinary income tax and may be subject to tax penalties if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
In order to purchase the Contract, you must engage an Investment Adviser to provide investment advice in the Contract. Your Investment Adviser will charge an Advisory Program Fee and a portion of that Advisory Program Fee will be paid to your investment professional. We do not set your investment advisory fee. While VALIC may deduct the Advisory Program Fee from your
Account Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. If VFA is the Investment Adviser of your
Advisory Program, VALIC, as the parent company of VFA will indirectly benefit from VFA’s receipt of Advisory Program Fees.
In addition, VFA’s investment professionals and their managers are eligible for benefits from us or our affiliates, such as non-cash compensation items.
We do not pay sales commissions in connection with sales of the Contracts.
However, we pay a one-time transaction fee to certain affiliated investment professionals in our call center who sell you this Contract as a rollover. Such investment professionals do not provide investment advisory services, act as the Investment Adviser or receive any portion of the Advisory Program Fee under this Contract.
As a result of one or more of these conflicts of interest, your investment professional may have a financial incentive to offer or recommend this
Contract over another investment.
Description of Insurance Company, Registered Separate Account, and Investment Options Advisory Program
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s Investment Options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s Investment Options.
The Contract is intended to be used where you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of investments within the Contract. If you elect to pay your Investment Adviser’s fees from your Contract, the deduction of those fees may reduce the death benefit and any annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax. See Advisory Program in the “Benefits Available Under the Contract” section in the prospectus.
The Contract is available as an IRA or as a non-qualified contract.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available Variable Investment Options and Fixed Account Options to help you build assets on a tax-deferred basis. The Variable Investment Options and Fixed Account Options may be referred to together as Investment Options and include:
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Variable Investment Options. When you invest in a Variable Investment Option, you are indirectly investing in the Variable Investment Option’s underlying Portfolio Company. The Portfolio Companies have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Investment Option.

Additional information about each Portfolio Company is provided in an appendix to this summary prospectus. Please see APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
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Fixed Account Options. When you invest in a Fixed Account Option (Fixed Account Plus or Short-Term Fixed Account), your principal is guaranteed and earns interest based on a rate set and guaranteed by us.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the Investment Options you choose. While the Advisory Program is in place, you are personally prohibited from making transfers among Investment Options in the Contract and your Investment Advisor will be responsible for providing all transfer and reallocation instructions. In order for you to transfer Account Value among Investment Options, you must first terminate the Advisory Program. If you have terminated the Advisory Program, you (instead of the Investment Adviser) may transfer money between Investment Options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit as well as the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or a combination of both. If the Payout Payments are fixed, the dollar amount of each payment will be the same. If the Payout Payments are variable, the dollar amount for the payments will fluctuate.
The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.
Contract Features
IRA or NQDA. The Contract is available as an IRA or as a non-qualified deferred annuity.
Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If you make a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.

Tax Treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract if you are considering funding an IRA with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the IRA itself.
Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries. The Contract has two possible death benefits (interest guaranteed death benefit and standard death benefit), both of which are automatically included in the Contract for no additional fee.
Systematic Withdrawals. This program, which is available at no additional charge, allows you to automatically receive withdrawals on a regular basis during the Purchase Period.
Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Interest Guaranteed Death Benefit	Provides a death benefit based on the greater of Account Value or Net Purchase Payments plus interest	Standard	No Charge	•Payable only during the Purchase Period •Payable only if death occurs before age 70 •May not be available in all states •Withdrawals may significantly reduce the benefit
Standard Death Benefit	Provides a death benefit based on the greater of Account Value or Net Purchase Payments	Standard	No Charge
•Payable only during the Purchase Period
•Generally payable only if death occurs on
or after age 70
•Payable in any state where the interest
guaranteed death benefit is not available,
even if death occurs before age 70
•Withdrawals may significantly reduce the
benefit

Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	Optional	No Charge	•No more than one systematic withdrawal election may be in effect at any time •We reserve the right to discontinue any or all systematic withdrawals or to change the terms at any time
Advisory Program	The investment advice service provided by your Investment Adviser	Optional	Not applicable
•A separate investment advisory fee and
agreement is required
•If you pay any investment adviser fee from
the Contract, any deduction may reduce
the death benefit and annuity benefits, and
may be subject to federal and state
income taxes and a 10% federal penalty
tax.

Buying the Contract

Purchasing the Contract
You may purchase a Contract through licensed insurance agents who are registered representatives of broker-dealers.
When an initial Purchase Payment is accompanied by an application (or enrollment form), we will promptly either:
(a)
Accept the application and establish your account within 2 Business Days;
(b)
Request additional information to correct or complete the application. We will return the Purchase Payment within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once we have the requested information, we will establish your account effective the date we accept your application; or
(c)
Reject the application and return the initial Purchase Payment.
VALIC may reject an incomplete application, which may include for failing to enroll in an Advisory Program. If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulatory authority.
Purchase Payments
Any contribution that you make into the Contract is a Purchase Payment. The initial Purchase Payment is the money you initially contribute to the Contract when purchasing the Contract or opening an account. For periodic payment Contracts, each contribution thereafter is a Subsequent Purchase Payment. The maximum single payment that may be applied to any account without our prior approval is $1,000,000. The minimum initial Purchase Payment is $25,000. We reserve the right to accept initial Purchase Payments below $25,000.
Minimum initial and Subsequent Purchase Payments are as follows:
Contract Type	Initial Purchase Payment	Subsequent Purchase Payment
Periodic Payment	$25,000	$1,000
Single Payment	$25,000	Not Applicable
You may make Purchase Payments into your Contract through age 85.
Crediting and Allocating Purchase Payments
A Purchase Payment must be in “good order” before it can be posted to your account. “Good order” means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify for whom the Purchase Payment is to be applied. See When Your Account Will be Credited in the “Purchases and Contract Value” section of the prospectus for specific information that we will require for a Purchase Payment to be in good order.
We will credit a Purchase Payment to your account as follows:
•
Initial Purchase Payment. Once we receive the completed application and the initial Purchase Payment in good order, we will accept the application and establish your account within 2 Business Days. We will apply your Purchase Payment by crediting that amount to your account, effective the date we accept your application. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information.
•
Subsequent Purchase Payments. If a subsequent Purchase Payment is received on a Business Day in good order by our bank by Market Close, the appropriate account(s) will be credited on that Business Day. Purchase Payments received in good order after Market Close or on a non-Business Day will be credited the next Business Day.
When we credit a Purchase Payment to your account, we will allocate the Purchase Payment among the Fixed Account Option(s) and/or Variable Investment Option(s) based on the allocation instructions applicable to that Purchase Payment.

Making Withdrawals: Accessing the Money in Your Contract

Purchase Period
During the Purchase Period, you may withdraw all or part of your Account Value at any time if allowed by applicable law. The following table highlights certain important information regarding withdrawals under the Contract.
Surrender Charges and Taxes	There are no surrender or withdrawal charges under the Contract.
Negative Impact on Contract values	A withdrawal will reduce the value of your Contract and may reduce the value of the death benefit (perhaps significantly).
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code may restrict your ability to take withdrawals.
When you take a partial withdrawal, you may specify an amount to be taken from each Investment Option in which you are invested, or that the amount should be withdrawn pro-rata against all of your Investment Options. If you do not specify, the withdrawal will be taken pro-rata against all of your Investment Options.
The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Investment Option or withdrawn from the Fixed Account Option).
Payout Period
Once the Payout Period begins, you will receive Payout Payments from your Contract under the selected payout option. You cannot make withdrawals of your Account Value during the Payout Period.
Requesting a Surrender or Withdrawal
If you would like to access all or a portion of your Account Value during the Purchase Period, you must complete a surrender request form in good order or information required in other approved media. Submit your request to our Annuity Service Center at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.
We will send by mail a check with the surrender value to you within seven calendar days after we receive your request if it is in good order. Under certain circumstances, we may be permitted or required by applicable law to delay payment.
If you wish to receive automatic withdrawals, you may enroll in a systematic withdrawal program under the Contract, if available.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees paid to your Investment Adviser from Contract assets. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Contract value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Deferred Sales Load (or Surrender Charge) (as a percentage of Purchase Payments or amount surrendered, as applicable)	None
The next tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including the Portfolio Company fees and expenses.
Annual Contract Expenses
Administrative Expenses (also referred to as a Maintenance Charge)	None

Annual Fees	Current	Maximum
Base Contract Expenses(1) (as a percentage of average account value or Contract Value)	0.60%	0.60%
Footnotes to the Annual Contract Expenses
(1) Also referred to as “Separate Account Charges.” The Base Contract Expenses do not reflect any applicable Platform Charges that may apply. To help you understand the cost of investing in certain Variable Investment Options, Platform Charges are reflected under “Annual Portfolio Company Expenses” in this section and in Appendix A: Investment Options Available Under the Contract.” If Platform Charges were included in this table, current charges for certain (but not all) Variable Investment Options would be as high as 1.25%. For additional information, see Separate Account Charges in the “Charges and Adjustments” section of the prospectus.
Annual Portfolio Company Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolio Companies. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses (expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum(1)	Maximum(2)
	0.21%	1.08%
Footnotes to Annual Portfolio Company Expenses
(1) The Portfolio Company with the lowest total annual fund operating expenses is the Goldman Sachs VIT Government Money Market Fund.
(2) The Portfolio Company with the highest total annual fund operating expenses is the VALIC Company I International Growth Fund.
Examples
These Examples are intended to help you compare the cost of investing in the Variable Investment Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Portfolio Company expenses. The Examples do not reflect any advisory fees paid to your Investment Adviser from the Contract. If these fees and charges were reflected, the costs would be higher. Your actual costs may be higher or lower than the examples below.
The Examples assume all Contract value is allocated to the Variable Investment Options. Your costs could differ from those shown below if you invest in Fixed Account Options.

The Examples assume that you invest $100,000 in the Variable Investment Options for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. Your actual costs may be higher or lower.
The first set of examples assumes the most expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$1,708	$5,299	$9,136	$19,921
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$1,708	$5,299	$9,136	$19,921
The second set of examples assumes the least expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$827	$2,589	$4,504	$10,058
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$827	$2,589	$4,504	$10,058

Appendix A — Investment Options Available Under the Contract

The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. You can also request this information at no cost by calling 1-800-448-2542.
The current expenses and performance information below reflect fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	Systematic Growth Fund[2,3] Adviser: VALIC Sub-Advisers: Goldman Sachs Asset Management, L.P. and Wellington Management Company LLP	0.64%	None	0.64%	17.66%	10.29%	14.83%
	Capital Appreciation Fund[2] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers, LLC	0.73%	None	0.73%	14.19%	14.69%	15.33%
	Dividend Value Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC and ClearBridge Investments, LLC	0.67%	None	0.67%	18.21%	11.55%	10.40%
	Growth Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock	0.61%	None	0.61%	14.57%	11.57%	15.67%
	Large Cap Core Fund[2] Adviser: VALIC Sub-Adviser: JPMIM and T. Rowe Price	0.66%	None	0.66%	9.81%	10.02%	14.27%
	Nasdaq-100® Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.42%	None	0.42%	20.42%	14.73%	19.06%
	Stock Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.23%	None	0.23%	17.55%	14.08%	14.46%
	Systematic Core Fund[2,3] Adviser: VALIC Sub-Adviser: Goldman Sachs	0.64%	None	0.64%	14.77%	12.45%	13.89%
	Systematic Value Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.65%	None	0.65%	17.41%	13.25%	10.31%
	U.S. Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.35%	None	0.35%	14.73%	11.77%	12.91%
Domestic Mid- Cap Equity	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus Henderson Investors US LLC and Voya Investment Management Co. LLC	0.74%	None	0.74%	11.34%	7.88%	13.56%
	Mid Cap Value Fund[2] Adviser: VALIC Sub-Advisers: Boston Partners Global Investors, Inc. (d/b/a Boston Partners) and Wellington Management	0.83%	None	0.83%	7.23%	10.19%	9.29%
	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.35%	None	0.35%	6.95%	8.68%	10.34%

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Small- Cap Equity	Small Cap Growth Fund[2,3] Adviser: VALIC Sub-Advisers: American Century Investment, Inc. and T. Rowe Price Associates, Inc.	0.88%	None	0.88%	9.20%	-2.35%	11.01%
	Small Cap Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.38%	None	0.38%	12.23%	5.69%	9.27%
	Small Cap Core Fund[2] Adviser: VALIC Sub-Adviser: Invesco Advisers, Inc.	0.93%	None	0.93%	-3.03%	6.57%	8.39%
	Small Cap Value Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.84%	None	0.84%	12.16%	9.55%	8.54%
Global Equity (International and Domestic)	Global Strategy Fund[2,3] Adviser: VALIC Sub-Advisers: Franklin Advisers, Inc. and Brandywine Global Investment Management LLC	0.63%	None	0.63%	20.73%	7.18%	5.85%
	International Socially Responsible Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.55%	None	0.55%	27.32%	7.80%	9.10%
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	1.02%	None	1.02%	30.11%	4.19%	8.04%
	International Equities Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.39%	None	0.39%	30.81%	8.47%	7.82%
	International Growth Fund[2,3] Adviser: VALIC Sub-Advisers: Morgan Stanley Investment Management Co.	0.82%	None	0.82%	16.07%	1.86%	8.33%
	International Opportunities Fund[2,3] Adviser: VALIC Sub-Advisers: Invesco Advisers, Inc. and Wellington Management	1.01%	None	1.01%	27.46%	2.74%	6.76%
	International Value Fund[2,3] Adviser: VALIC Sub-Advisers: Goldman Sachs and Columbia Management Investment Advisers, LLC	0.81%	None	0.81%	39.97%	10.60%	8.10%
Specialty	Global Real Estate Fund[2] Adviser: VALIC Sub-Advisers: Duff & Phelps Investment Management Co. and MFS	0.90%	None	0.90%	7.70%	1.77%	3.39%
	Science & Technology Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock, Voya	0.91%	None	0.91%	22.57%	11.59%	18.92%

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Hybrid (Equity and Fixed Income)	Aggressive Allocation Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.54%	None	0.54%	16.94%	8.73%	9.38%
	Asset Allocation Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.65%	None	0.65%	11.50%	8.17%	7.75%
	Conservative Allocation Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.59%	None	0.59%	11.79%	4.34%	5.85%
	Moderate Allocation Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.54%	None	0.54%	14.40%	7.01%	8.10%
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Advisers: PineBridge Investments LLC and JPMIM	0.48%	None	0.48%	7.64%	-0.16%	2.36%
	Goldman Sachs VIT Government Money Market Fund[3] – Institutional Shares Adviser: Goldman Sachs	0.18%	None	0.18%	4.20%	3.18%	2.11%
	Government Securities Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.58%	None	0.58%	6.66%	-0.49%	1.41%
	High Yield Bond Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.68%	None	0.68%	9.37%	4.20%	5.92%
	Inflation Protected Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.54%	None	0.54%	6.00%	1.06%	2.86%
	International Government Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.80%	None	0.80%	9.15%	-2.01%	1.64%
1 The following adviser/sub-adviser abbreviations are used in this table:
•
Allspring – Allspring Global Investments, LLC
•
BlackRock – BlackRock Investment Management, LLC
•
Goldman Sachs – Goldman Sachs Asset Management, L.P.
•
Invesco – Invesco Advisers, Inc.
•
JPMIM – J.P. Morgan Investment Management Inc.
•
MFS – Massachusetts Financial Services Company
•
PineBridge – PineBridge Investments LLC
•
VALIC – The Variable Annuity Life Insurance Company
•
Voya – Voya Investment Management Co. LLC
•
Wellington Management – Wellington Management Company LLP
2 A VALIC Company I Fund.
3 This Portfolio Company is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio Company prospectus for additional information.

4 A Platform Charge may only be increased to the extent that the Base Contract Expense plus the Platform Charge does not exceed 1.00%.
Fixed Account Options
The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Account Option before the end of its term, we may apply a Contract Adjustment. This may result in a significant reduction in your Contract value.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Plus	1-Year	1%
Short-Term Fixed	1-Year	1%

Appendix B — Index Information

The Contract is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Contract. The Corporations make no representation or warranty, express or implied to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly, or the ability of the Nasdaq 100 to track general stock market performance. The Corporations' only relationship to the Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Nasdaq 100 which is determined, composed, and calculated by Nasdaq without regard to Licensee or the Contract. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Contract into consideration in determining, composing, or calculating the Nasdaq 100. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Contract to be issued or in the determination or calculation of the equation by which the Contract is to be converted into cash. The Corporations have no liability in connection with the administration, marketing, or trading of the Contract.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ 100 OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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* * *
This summary prospectus incorporates by reference the statutory prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.
EDGAR Contract Identifier: C000196999
© 2026 Corebridge Financial, Inc.
All Rights Reserved.
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